UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Dynamic Global Bond Fund	June 30, 2019
RPIEX	Investor Class
PAIEX	Advisor Class
RPEIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE DYNAMIC GLOBAL BOND FUND

HIGHLIGHTS

■	The Dynamic Global Bond Fund underperformed its 3 Month LIBOR benchmark in an environment where risk assets rebounded strongly from a late-2018 sell-off.

■	The portfolio’s hedges against downturns in the corporate credit and equities markets weighed on returns, while currency and country positioning contributed.

■	Using the full global fixed income universe, we actively manage the fund’s allocation to global government bond markets and, to a lesser extent, security selection within credit sectors while simultaneously implementing strategies to protect the fund against downside risk.

■	A tactical approach is needed in the current market environment, which should provide a tailwind for our strategy, as we have the flexibility to adapt quickly to changes in market conditions.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The T. Rowe Price Dynamic Global Bond Fund returned 0.34% for the six-month period ended June 30, 2019, underperforming the 3 Month LIBOR in USD benchmark. (Results for the fund’s Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The portfolio aims to deliver positive returns while also offering diversification against riskier assets, such as equity markets. As a result, it is more challenging for the fund to outperform during periods when risk markets rally, as they did in the first half of 2019. This was driven to a large extent by a number of major central banks turning more cautious and signaling their intentions to cut interest rates amid concerns over the outlook for growth.

Although the benchmark is the 3 Month LIBOR, the portfolio’s unconstrained approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as “long” (those benefiting from an increase in price) or “short” (those benefiting from a decrease in price) as opposed to “overweight” or “underweight” relative to the benchmark.

The fund’s overall duration and country positioning had a positive impact on returns. (Duration measures a bond’s sensitivity to changes in interest rates.) A long duration position in the U.S. boosted performance as expectations for the Federal Reserve to deliver interest rate cuts fueled demand for U.S. Treasuries over the period. In emerging markets, upbeat risk appetite helped long positions in locally denominated bonds from Chile, Brazil, and Thailand benefit returns. Our short-duration stance in France weighed on performance, however, as yields decreased.

The portfolio maintained several hedges against widening credit spreads. (Credit spreads measure the additional yield that investors demand for holding a bond with credit risk over a similar-maturity, high-quality government security.) Short positions in U.S. and European high yield and investment-grade bonds weighed on returns as spreads in those segments narrowed. The cost of maintaining an option on U.S. equities that would benefit from a downturn in that market also weighed on returns.

The fund’s currency positioning had a positive impact on returns. The U.S. dollar was mixed against developed and emerging market currencies during the period. The Egyptian pound was among the currencies to appreciate against the dollar, a trend that was beneficial to the fund thanks to our long position in the currency. The South Korean won, meanwhile, depreciated versus the U.S. dollar, which boosted the fund’s performance due to our short won position. A long position in the Swiss franc implemented in late January also added to returns. The Swedish krona weakened in the first half of this year, causing a long krona position to weigh on returns, however.

We actively manage downside risk in the portfolio. Some of our currency positions are driven by their defensive characteristics as we continue to monitor potential illiquidity in the markets and investors’ behavior in times of market stress. We can employ a wide range of techniques to manage downside risk, which can involve credit derivatives on indexes and individual issuers as well as put options on broad stock market indexes. We choose hedging instruments based on which provide the best combination of low cost, liquidity, and protection against a broad downturn in stocks, bonds, or currencies. We also use derivatives to gain exposure to certain sectors or asset classes or to manage duration. The fund’s exposure to derivatives detracted from absolute performance during the reporting period. Credit derivatives were the principal detractors, while currency forward contracts and interest rate and equity derivatives also detracted.

How is the fund positioned?

At the end of the period, the fund’s overall duration was slightly less than two years—meaning that the portfolio would benefit from a decrease in global yields—mainly through our long position in U.S. duration. We also held long positions in high-quality government debt of Canada, as well as South Korea and Malaysia, which are low-risk emerging markets. In the eurozone, we held an overall short-duration stance expressed mainly through short positions in France and, to a lesser extent, in Germany and Italy. Within higher-risk emerging markets, the fund had allocations to locally denominated government bonds from Serbia, Chile, and South Africa balanced by short-duration stances in Poland and the Czech Republic.

In currencies, the fund was short the U.S. dollar against a number of developed market currencies, including the Japanese yen, the Swiss franc, and the euro. In emerging markets, we maintained long positions in the Egyptian pound, the Romanian leu, and the Serbian dinar. We closed a long position in the Mexican peso during the period and implemented a new long position in the Brazilian real.

In terms of exposure to markets with credit risk, we closed our long position in U.S. AAA rated agency mortgage-backed securities in April as the risk of early prepayments increased following the fall in Treasury yields. Overall, we maintained a defensive stance toward credit markets through the use of credit derivatives. We expressed this primarily through short positions against European and U.S. investment-grade credit markets. We also held a put option on U.S. equities so that the fund would benefit from a sell-off in equity markets.

What is portfolio management’s outlook?

Fixed income markets have now entered a new regime whereby major central banks are expected to ease monetary policy. This has triggered a significant rally in core government bonds with multiple rate cuts in the U.S. and eurozone now priced in by markets. We believe that the markets’ pricing has potentially become too extreme and, therefore, we are skeptical over the ability of U.S. Treasuries and German bunds to continue rallying. This motivated our decision to reduce the portfolio’s duration in June.

On the global growth front, we believe that data are close to bottoming, and it is possible we will see some improvement in the second half of 2019. Looser financial conditions should be supportive of growth, as should the reduction in uncertainty with China and the U.S. resuming trade talks. We believe this environment could be conducive for emerging markets. As a result, we have been adding to select opportunities in developing market currencies. On the bond side, we have added positions in local markets where there is potential for the central bank to cut interest rates in the future. To keep risk balanced in the fund, we have increased our short bias against credit markets because valuations look expensive after rallying strongly late in the period. In addition, our defensive position in credit markets should help provide some protection if growth does the opposite of what we expect and slows further.

Monitoring economic data releases closely will be important as we look for signs on the health of the global economy. Overall, we believe the environment calls for a tactical approach, which should provide a tailwind for our strategy, as we have the flexibility to adapt quickly to changes in market conditions. We will continue to follow our trusted investment process and strive to maintain a portfolio that strikes a balance between country, duration, and yield curve positioning to take advantage of relative value opportunities globally while also managing downside risks.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

The fund’s use of derivatives may expose it to additional volatility in comparison with investing directly in bonds and other debt securities. Derivatives can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and any instruments not traded on an exchange are subject to counterparty risk. The fund’s principal use of derivatives involves the risk that interest rate movements, changes in currency values and exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm performance and impair efforts to reduce overall volatility.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 2.0%		
Government Bonds 2.0%		
Republic of Argentina, 5.875%, 1/11/28 (USD) (1)	73,050,000	55,746
Republic of Argentina, FRN, ABPP + 0.00%, 68.466%, 6/21/20	1,334,453,000	30,707
Total Argentina (Cost $96,837)		**86,453**
AUSTRALIA 1.3%		
Government Bonds 1.3%		
Australia Government Bond, 2.75%, 4/21/24	73,485,000	55,729
Total Australia (Cost $54,833)		**55,729**
BRAZIL 0.7%		
Government Bonds 0.7%		
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 8/15/50	86,059,106	31,123
Total Brazil (Cost $24,936)		**31,123**
CANADA 1.4%		
Government Bonds 1.4%		
Government of Canada, 1.00%, 6/1/27	78,100,000	57,613
Total Canada (Cost $55,224)		**57,613**
CHILE 7.7%		
Corporate Bonds 0.3%		
Celulosa Arauco Y Constitucion, 4.25%, 4/30/29 (USD) (2)	5,583,000	5,887
Celulosa Arauco Y Constitucion, 5.50%, 4/30/49 (USD) (1)(2)	8,370,000	8,841
		14,728
Government Bonds 7.4%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/21	116,590,000,000	177,568
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	53,500,000,000	85,536

Bonos de la Tesoreria de la Republica, 4.70%, 9/1/30 (2)	32,785,000,000	54,333
		317,437
Total Chile (Cost $333,158)		**332,165**
CHINA 3.9%		
Corporate Bonds 0.9%		
Baidu, 3.875%, 9/29/23 (USD)	2,643,000	2,743
China Development Bank, 4.24%, 8/24/27	244,600,000	36,746
		39,489
Government Bonds 3.0%		
People's Republic of China, 3.13%, 4/13/22	2,140,000	313
People's Republic of China, 3.25%, 11/22/28	867,100,000	126,397
People's Republic of China, 3.52%, 5/4/27	15,500,000	2,288
		128,998
Total China (Cost $170,162)		**168,487**
CYPRUS 2.8%		
Government Bonds 2.8%		
Republic of Cyprus, 2.375%, 9/25/28 (EUR)	7,887,000	10,347
Republic of Cyprus, 2.75%, 6/27/24 (EUR)	30,875,000	39,590
Republic of Cyprus, 2.75%, 2/26/34 (EUR)	5,735,000	7,985
Republic of Cyprus, 2.75%, 5/3/49 (EUR)	1,326,000	1,862
Republic of Cyprus, 3.75%, 7/26/23 (EUR)	5,630,000	7,336
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	32,584,000	41,038
Republic of Cyprus, 4.25%, 11/4/25 (EUR)	8,432,000	11,943
Total Cyprus (Cost $114,429)		**120,101**
EGYPT 0.8%		
Government Bonds 0.8%		
Government of Egypt Treasury Bills, 16.959%, 7/9/19	216,325,000	12,901
Government of Egypt Treasury Bills, 17.049%, 8/20/19	121,175,000	7,155

Government of Egypt Treasury Bills, 17.441%, 11/12/19	249,600,000	14,031
Total Egypt (Cost $33,149)		**34,087**

FRANCE 0.4%

Corporate Bonds 0.4%

RCI Banque, 2.25%, 3/29/21	16,000,000	18,883
Total France (Cost $20,088)		**18,883**

GERMANY 2.1%

Corporate Bonds 2.1%

Kreditanstalt Fuer Wiederaufbau, 3.125%, 12/15/21 (USD)	86,600,000	89,271
Total Germany (Cost $86,531)		**89,271**

ICELAND 2.0%

Corporate Bonds 2.0%

Arion Banki, 1.00%, 3/20/23 (EUR)	15,960,000	18,084
Arion Banki, 1.625%, 12/1/21 (EUR)	10,070,000	11,654
Islandsbanki, VR, 1.125%, 1/19/24 (EUR) (3)	14,525,000	16,416
Landsbankinn, 1.375%, 3/14/22 (EUR)	26,401,000	30,411
Landsbankinn, 1.625%, 3/15/21 (EUR)	7,941,000	9,213
Total Iceland (Cost $89,083)		**85,778**

INDIA 0.4%

Corporate Bonds 0.4%

HDFC Bank, 8.10%, 3/22/25	1,170,000,000	16,942
Total India (Cost $17,651)		**16,942**

IRELAND 0.8%

Corporate Bonds 0.8%

AerCap Ireland Capital, 4.45%, 4/3/26 (USD)	4,310,000	4,531
AerCap Ireland Capital, 4.875%, 1/16/24 (USD)	3,050,000	3,271

MALAYSIA 2.6%		
Government Bonds 2.6%		
1MDB Global Investments, 4.40%, 3/9/23 (USD)	16,300,000	15,495
Government of Malaysia, 3.882%, 3/10/22	270,260,000	66,344
Government of Malaysia, 4.736%, 3/15/46	80,010,000	20,502
Government of Malaysia, 4.921%, 7/6/48	18,820,000	4,988
Government of Malaysia, 4.935%, 9/30/43	21,240,000	5,639
Total Malaysia (Cost $112,758)		**112,968**
MEXICO 2.2%		
Government Bonds 2.2%		
Mexican Udibonos, 4.00%, 11/30/28	370,165,805	20,180
United Mexican States, 7.50%, 6/3/27	1,436,514,000	74,771
Total Mexico (Cost $89,948)		**94,951**
NETHERLANDS 0.0%		
Common Stocks 0.0%		
Fortenova Group STAK Stichting, ADR (4)	597,196	278
		278
Convertible Bonds 0.0%		
Fortenova Group TopCo, 2.50%, 4/1/28	2,388,784	1,114
		1,114
Total Netherlands (Cost $1,172)		**1,392**
PHILIPPINES 1.1%		
Government Bonds 1.1%		
Republic of Philippines, 3.90%, 11/26/22	1,425,000,000	27,300
Republic of Philippines, 4.95%, 1/15/21	197,000,000	3,876
Republic of Philippines, 6.25%, 1/14/36	678,000,000	15,086
Total Philippines (Cost $45,553)		**46,262**

ROMANIA 3.0%		
Government Bonds 3.0%		
Republic of Romania, 4.25%, 6/28/23	286,100,000	69,260
Republic of Romania, 5.00%, 2/12/29	161,365,000	39,819
Republic of Romania, 5.80%, 7/26/27	64,950,000	16,949
Republic of Romania, 5.85%, 4/26/23	15,630,000	4,001
Total Romania (Cost $130,568)		**130,029**
SERBIA 2.6%		
Government Bonds 2.6%		
Republic of Serbia, 5.75%, 7/21/23	1,748,160,000	18,553
Republic of Serbia, 5.875%, 2/8/28	7,760,860,000	86,534
Republic of Serbia, 10.00%, 2/5/22	462,130,000	5,222
Total Serbia (Cost $104,165)		**110,309**
SOUTH AFRICA 4.5%		
Government Bonds 4.5%		
Republic of South Africa, 8.75%, 2/28/48	413,815,000	26,495
Republic of South Africa, 10.50%, 12/21/26	2,074,400,000	166,585
Total South Africa (Cost $183,903)		**193,080**
SOUTH KOREA 5.6%		
Government Bonds 5.6%		
Government of South Korea, 1.875%, 3/10/24	273,650,000,000	240,934
Total South Korea (Cost $234,070)		**240,934**
SPAIN 0.6%		
Corporate Bonds 0.6%		
Santander Consumer Finance, 0.875%, 1/24/22	10,000,000	11,627
Santander Consumer Finance, 1.50%, 11/12/20	11,000,000	12,789
Total Spain (Cost $25,638)		**24,416**

SWITZERLAND 0.3%		
Corporate Bonds 0.3%		
UBS, 2.45%, 12/1/20 (USD) (2)	13,535,000	13,560
Total Switzerland (Cost $13,529)		**13,560**
THAILAND 3.4%		
Government Bonds 3.4%		
Kingdom of Thailand, 2.125%, 12/17/26	958,340,000	31,558
Kingdom of Thailand, 3.60%, 6/17/67	845,990,000	29,920
Kingdom of Thailand, 4.00%, 6/17/66	90,965,000	3,475
Kingdom of Thailand, 4.85%, 6/17/61	8,029,000	364
Kingdom of Thailand, 4.875%, 6/22/29	660,030,000	26,856
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	1,686,578,767	52,631
Total Thailand (Cost $134,087)		**144,804**
UNITED KINGDOM 0.7%		
Corporate Bonds 0.7%		
Barclays, 2.75%, 11/8/19 (USD)	8,655,000	8,661
Virgin Media Secured Finance, 6.25%, 3/28/29	15,165,000	20,319
Total United Kingdom (Cost $30,723)		**28,980**
UNITED STATES 30.5%		
Asset-Backed Securities 1.4%		
Avis Budget Rental Car Funding AESOP, Series 2015-1A, Class A, 2.50%, 7/20/21 (2)	1,830,000	1,831
BMW Vehicle Lease Trust, Series 2018-1, Class A3, 3.26%, 7/20/21	17,170,000	17,393
DB Master Finance, Series 2019-1A, Class A2II, 4.021%, 5/20/49 (2)	13,740,000	14,143
Jack In the Box Funding, Series 2019-1A, Class A2I, 3.982%, 8/25/49 (2)	21,425,000	21,425

Wendy's Funding, Series 2019-1A, Class A2I, 3.783%, 6/15/49 (2)	3,845,000	3,845
		58,637
Bank Loans 2.0% (5)		
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 3.50%, 5.902%, 8/1/25	6,467,500	6,451
CenturyLink, FRN, 3M USD LIBOR + 2.75%, 5.152%, 1/31/25	10,972,152	10,704
Charter Communications Operating, FRN, 3M USD LIBOR + 2.00%, 4.33%, 4/30/25	10,573,165	10,557
KFC Holding, FRN, 3M USD LIBOR + 1.75%, 4.132%, 4/3/25	10,573,232	10,532
Level 3 Parent, FRN, 3M USD LIBOR + 2.25%, 4.652%, 2/22/24	10,600,000	10,510
Microchip Technology, FRN, 3M USD LIBOR + 2.00%, 4.41%, 5/29/25	9,871,688	9,807
Pacific Gas & Electric , FRN, 3M USD LIBOR + 2.25%, 4.69%, 12/31/20 (6)(7)	20,500,000	20,551
United Airlines, FRN, 3M USD LIBOR + 1.75%, 4.152%, 4/1/24	613,431	610
Vistra Operations, FRN, 3M USD LIBOR + 2.00%, 4.402%, 8/4/23	7,216,485	7,203
		86,925
Convertible Preferred Stocks 0.5%		
Sempra Energy, Series A, 6.00%, 1/15/21	128,161	14,521
Sempra Energy, Series B, 6.75%, 7/15/21	42,858	4,788
		19,309
Corporate Bonds 9.2%		
Becton Dickinson & Company, FRN, 3M USD LIBOR + 0.875%, 3.476%, 12/29/20	8,175,000	8,179
Capital One, 2.35%, 1/31/20	18,625,000	18,620
Cigna, 3.75%, 7/15/23 (2)	19,699,000	20,477
Cigna, FRN, 3M USD LIBOR + 0.65%, 3.06%, 9/17/21 (2)	17,960,000	17,963
Citizens Bank, 2.25%, 10/30/20	7,200,000	7,185
Clear Channel Worldwide Holdings, 9.25%, 2/15/24 (1)(2)	11,555,000	12,537
Comcast, FRN, 3M USD LIBOR + 0.44%, 3.032%, 10/1/21	9,475,000	9,508
Dell International, 8.35%, 7/15/46 (2)	8,880,000	11,195
Delta Air Lines, 3.40%, 4/19/21	6,575,000	6,675

Diamondback Energy, 4.75%, 11/1/24 (2)	22,950,000	23,524
FirstEnergy, Series B, 3.90%, 7/15/27	26,500,000	27,702
General Motors Financial, 4.15%, 6/19/23	4,821,000	4,963
Harley-Davidson Financial Services, 3.55%, 5/21/21 (2)	9,580,000	9,701
International Business Machines, 3.00%, 5/15/24	31,800,000	32,661
JPMorgan Chase, 4.625%, 5/10/21	13,000,000	13,521
McDonald's, 4.00%, 2/17/21 (EUR)	100,000	121
Netflix, 3.875%, 11/15/29 (EUR) (2)	4,520,000	5,552
Netflix, 3.875%, 11/15/29 (EUR)	3,730,000	4,579
Netflix, 5.375%, 11/15/29 (1)(2)	9,555,000	10,152
NRG Energy, 7.25%, 5/15/26	19,130,000	21,067
NVIDIA, 2.20%, 9/16/21 (1)	980,000	976
Perrigo Finance Unlimited, 3.90%, 12/15/24	7,440,000	7,398
PNM Resources, 3.25%, 3/9/21 (1)	8,475,000	8,541
Refinitiv U.S. Holdings, 8.25%, 11/15/26 (2)	5,740,000	5,912
Regions Bank, FRN, 3M USD LIBOR + 0.50%, 3.035%, 8/13/21	12,300,000	12,288
Solera, 10.50%, 3/1/24 (1)(2)	13,325,000	14,441
Tesla, 5.30%, 8/15/25 (1)(2)	4,671,000	4,099
Vistra Energy, 7.625%, 11/1/24	16,000,000	16,880
Vistra Operations, 5.00%, 7/31/27 (2)	10,725,000	11,114
Wells Fargo, 2.50%, 3/4/21	21,210,000	21,235
Wells Fargo Bank, FRN, 3M USD LIBOR + 0.50%, 3.092%, 7/23/21	23,960,000	23,994
		392,760
Non-U.S. Government Mortgage-Backed Securities 1.6%		
Connecticut Avenue Securities, Series 2018-C03, Class 1M1, CMO, ARM, 1M USD LIBOR + 0.68%, 3.084%, 10/25/30	5,767,922	5,769
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, CMO, ARM, 3.789%, 8/25/58 (2)	10,645,013	10,781
New Residential Mortgage Loan Trust, Series 2018-NQM1, Class A1, CMO, ARM, 3.986%, 11/25/48 (2)	8,878,624	9,049
Sequoia Mortgage Trust, Series 2018-CH2, Class A12, CMO, ARM, 4.00%, 6/25/48 (2)	9,919,092	10,058

OTC Options Purchased 0.2%

Counterparty	Description	Contracts	Notional Amount	Value
Citibank	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S32, 5 Year Index, 6/20/24), Pay 5.00% Quarterly, Receive upon credit default, 7/17/19 @ 1.04%* (4)	1	110,465 $	56
Citibank	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S32, 5 Year Index, 6/20/24), Pay 5.00% Quarterly, Receive upon credit default, 7/17/19 @ 1.05%* (4)	1	71,755	43
Morgan Stanley	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S32, 5 Year Index, 6/20/24), Pay 5.00% Quarterly, Receive upon credit default, 7/17/19 @ 1.05%* (4)	1	132,300	80
JPMorgan Chase	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S32, 5 Year Index, 6/20/24), Pay 5.00% Quarterly, Receive upon credit default, 8/21/19 @ 1.04%* (4)	1	162,580	284
Citibank	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S32, 5 Year Index, 6/20/24), Pay 1.00% Quarterly, Receive upon credit default, 7/17/19 @ 0.70%* (4)	1	824,800	113
Citibank	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S32, 5 Year Index, 6/20/24), Pay 1.00% Quarterly, Receive upon credit default, 7/17/19 @ 0.75%* (4)	1	824,800	86
Citibank	EUR Call / USD Put, 7/16/19 @ $1.13 (USD) (4)	1	261,000	3,510
Citibank	EUR Call / USD Put, 7/18/19 @ $1.13 (USD) (4)	1	260,100	2,543

Morgan Stanley	USD Call / CAD Put, 7/24/19 @ 1.34 (CAD) (4)	1	63,000	40
Bank of America, N.A.	USD Call / KRW Put, 8/7/19 @ 1,195.00 (KRW) (4)	1	126,500	210
HSBC Bank	USD Put / JPY Call, 7/24/19 @ 108.00 (JPY) (4)	2	167,700	1,524
Total OTC Options Purchased (Cost $13,915)				8,489
Total Options Purchased (Cost $32,360)				**14,481**
Total Investments in Securities				
98.3% of Net Assets (Cost $4,161,409)				**$ 4,216,550**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

* Exercise Spread

(1) All or a portion of this security is on loan at June 30, 2019. See Note 4.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $356,904 and represents 8.3% of net assets.

(3) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(4) Non-income producing

(5) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(6) Level 3 in fair value hierarchy. See Note 2.

(7) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at June 30, 2019 was $5,125 valued at $5,138 (0.1% of net assets).

(8) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" – total value of such securities at period-end amounts to $6,809 and represents 0.2% of net assets.

(9) Affiliated Companies

(10) Seven-day yield

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M CAD CDOR Three month CAD CDOR (Canadian Dollar offered rate)

3M EURIBOR Three month EURIBOR (Euro interbank offered rate)

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)

6M CZK PRIBOR Six month CZK PRIBOR (Prague interbank offered rate)

(Amounts in 000s, except Market Price)

Swaps (3.0)%

Description	Notional Amount	Value	Upfront Payments/ (Receipts)**	Unrealized Gain/(Loss)
Bilateral Swaps (0.5)%				
Credit Default Swaps, Protection Bought (0.4)%				
Bahrain 0.0%				
Bank of America, N.A., Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	6,340	$ 381	$ 437	$ (56)
Barclays Bank, Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	12,686	762	907	(145)
JPMorgan Chase, Protection Bought (Relevant Credit: Government of Bahrain, 5.50%, 3/31/20), Pay 1.00% Quarterly, Receive upon credit default, 12/20/23 (USD)	12,524	754	875	(121)
Total Bahrain			**2,219**	**(322)**
China (0.1)%				
Barclays Bank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 2/14/22), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22 (USD)	360	(7)	(2)	(5)
Barclays Bank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 2/14/22), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	75,050	(1,617)	(723)	(894)
BNP Paribas, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 2/14/22), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	7,000	(150)	(84)	(66)
Citibank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 2/14/22), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22 (USD)	8,800	(184)	9	(193)
Citibank, Protection Bought (Relevant Credit: Bank of China/Hong Kong, 3.125%, 2/14/22), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22 (USD)	37,450	(810)	(393)	(417)

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America, N.A.	7/17/19	USD	2,553	ILS	9,139	$ (11)
Bank of America, N.A.	7/19/19	CZK	690,198	USD	30,346	534
Bank of America, N.A.	7/19/19	USD	40,307	CZK	927,019	(1,168)
Bank of America, N.A.	7/26/19	JPY	4,683,360	USD	43,488	48
Bank of America, N.A.	7/26/19	USD	4,602	AUD	6,656	(76)
Bank of America, N.A.	7/26/19	USD	111,509	AUD	155,407	2,294
Bank of America, N.A.	8/15/19	USD	26,768	ILS	95,404	(45)
Bank of America, N.A.	8/16/19	PLN	40,597	USD	10,680	207
Bank of America, N.A.	8/23/19	EUR	9,405	USD	10,744	—
Bank of America, N.A.	8/23/19	EUR	127,192	USD	143,243	2,051
Bank of America, N.A.	8/23/19	USD	559	EUR	490	(1)
Bank of America, N.A.	8/23/19	USD	25,889	GBP	20,302	39
Bank of America, N.A.	9/6/19	USD	68,375	THB	2,170,034	(2,504)
Bank of America, N.A.	9/13/19	USD	54,884	ZAR	810,656	(2,116)
Barclays Bank	7/12/19	TWD	62,866	USD	2,038	(10)
Barclays Bank	7/19/19	USD	15,084	RON	63,954	(307)
Barclays Bank	8/9/19	USD	60,579	CLP	41,279,734	(368)
Barclays Bank	8/23/19	USD	3,685	MXN	71,071	18
Barclays Bank	9/13/19	USD	63,506	ZAR	936,530	(2,345)
Barclays Bank	9/13/19	ZAR	296,346	USD	20,290	547
BNP Paribas	7/12/19	TWD	2,560,653	USD	83,355	(744)
BNP Paribas	7/12/19	USD	129,347	KRW	151,411,118	(1,700)
BNP Paribas	7/19/19	USD	1,410	RON	5,956	(24)
BNP Paribas	7/26/19	AUD	26,746	USD	18,867	(71)
BNP Paribas	7/26/19	CAD	54,368	USD	40,556	989
BNP Paribas	7/26/19	JPY	16,320,086	USD	150,040	1,670
BNP Paribas	7/26/19	USD	86,292	JPY	9,367,846	(791)
BNP Paribas	8/9/19	USD	60,519	CLP	41,279,734	(427)
BNP Paribas	8/15/19	USD	13,407	ILS	47,702	—
BNP Paribas	8/16/19	SEK	406,822	USD	43,365	606
BNP Paribas	8/23/19	CHF	78,094	USD	78,021	2,396
BNP Paribas	8/23/19	EUR	189,056	USD	213,595	2,368
BNP Paribas	8/23/19	MXN	858,321	USD	42,941	1,354
BNP Paribas	8/23/19	USD	112,107	EUR	99,167	(1,174)
BNP Paribas	8/23/19	USD	44,333	MXN	861,515	(127)
BNP Paribas	9/4/19	USD	8,129	BRL	32,301	(228)
BNP Paribas	9/6/19	MYR	10,769	USD	2,587	18
BNP Paribas	9/6/19	USD	66,143	CLP	46,209,946	(2,081)
BNP Paribas	9/6/19	USD	64,115	CNH	443,281	(379)
BNP Paribas	9/13/19	USD	65,322	ZAR	966,301	(2,622)
BNP Paribas	10/2/19	BRL	82,918	USD	21,296	100
Canadian Imperial Bank of Commerce	7/26/19	USD	128,283	CAD	171,259	(2,583)
Citibank	7/12/19	INR	3,088,528	USD	44,267	410
Citibank	7/12/19	USD	41,756	INR	2,938,206	(747)
Citibank	7/12/19	USD	64,290	KRW	76,659,072	(2,059)
Citibank	7/12/19	USD	125,859	KRW	141,840,308	3,095
Citibank	7/17/19	USD	2,552	ILS	9,139	(12)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dynamic Global Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks high current income. The fund has three classes of shares: the Dynamic Global Bond Fund (Investor Class), the Dynamic Global Bond Fund–Advisor Class (Advisor Class), and the Dynamic Global Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2019, totaled $128 for the six months ended June 30, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

($000s) Counterparty	Form of MNA	Gross Value on Statements of Assets and Liabilities Assets	Liabilities	Net amount due (to)/from Counterparty or Exchange	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral* (not less than $0)
Bank of America, N.A.	ISDA	$ 5,764	$ (13,370)	$ (7,606)	$ 6,600	$ –
Barclays Bank	ISDA	3,143	(17,001)	(13,858)	13,310	–
BNP Paribas	ISDA	9,967	(11,831)	(1,864)	811	–
Canadian Imperial Bank of Commerce	ISDA	–	(2,583)	(2,583)	2,360	–
Citibank	ISDA	19,767	(18,541)	1,226	(2,660)	–
Credit Suisse	ISDA	387	(21)	366	(300)	66
Deutsche Bank	FX Letter	2	(32)	(30)	–	–
Goldman Sachs	ISDA	4,017	(3,379)	638	(500)	138
HSBC Bank	ISDA	2,946	(1,849)	1,097	(2,673)	–
JPMorgan Chase	ISDA	3,743	(8,154)	(4,411)	4,050	–
Morgan Stanley	ISDA	4,280	(4,954)	(674)	1,019	345
RBC Dominion Securities	FX Letter	–	(17)	(17)	–	–
Standard Chartered	ISDA	999	–	999	(834)	165
State Street	ISDA	2,838	(7,286)	(4,448)	3,890	–
UBS Investment Bank	ISDA	2,610	(655)	1,955	(2,012)	–
Centrally Cleared Swaps	n/a	–	(2,762)	(2,762)	39,137	36,375
Exchange Traded Futures	n/a	–	(1,246)	(1,246)	15,034	13,788
Exchange Traded Options	n/a	5,992	–	5,992	–	5,992
Total		$ 66,455	$ (93,681)			

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 56% and 60% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 30% and 34% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and currency value and credit ratings; and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 55% and 120% of net assets.

Swaps The fund is subject to interest rate risk, credit risk and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2019, the notional amount of protection sold by the fund totaled $41,912,000 (1.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2019, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 56% and 100% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 40% of the fund’s net assets were invested in emerging markets and 6% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At June 30, 2019, approximately 16% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2019, the value of loaned securities was $14,259,000; the value of cash collateral and related investments was $14,800,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,886,886,000 and $2,219,283,000, respectively, for the six months ended June 30, 2019. Purchases and sales of U.S. government securities aggregated $2,450,076,000 and $2,593,287,000, respectively, for the six months ended June 30, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $24,879,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $4,108,290,000. Net unrealized loss aggregated $58,855,000 at period-end, of which $153,161,000 related to appreciated investments and $212,016,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $5,000 remain subject to repayment by the fund at June 30, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates and $33,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2019, the fund was allocated $150,000 of Spectrum Funds’ expenses and $1,982,000 of Retirement Funds’ expenses. Of these amounts, $764,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2019, approximately 98% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2019, approximately 65% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,000 shares of the Advisor Class, representing 84% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, and three-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date August 16, 2019

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date August 16, 2019

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 16, 2019